UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report                   October 15, 1996
               -------------------------------------------------------

                               MAYNARD OIL COMPANY
----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                       0-5704                  75-1362284
----------------------------------------------------------------------
(State or other               (Commission            (IRS Employer
jurisdiction of               File Number)         Identification No.)
incorporation)


    8080 N. Central Expressway, Suite 660, Dallas, Texas 75206
----------------------------------------------------------------------

Registrant's telephone number, including area code:   (214) 891-8880
                                                     -----------------


                           INFORMATION TO BE INCLUDED
                                  IN THE REPORT

Item 2.   Acquisition or Disposition of Assets

          Pursuant to seven purchase and sale agreements between the Registrant and various oil and gas companies("Purchasers"), dated from March 6, 1996 through September 12, 1996, Registrant has sold interests in approximately 130 producing wells located in Texas and Oklahoma for cash consideration of $8,043,657.

          The first divestiture was closed on May 31, 1996 between ROC Energy, Byrd Operating Company and the Registrant for cash of $1,380,000 representing properties located in Crockett County, Texas.

          Three additional property sales closed in August, 1996 between BMC, Ltd., Chatham Oil Company, Javelina Energy, and the Registrant for total cash consideration of $934,439. Properties involved in these three sales included working interests in wells located in Grayson County, Texas and Carter County, Oklahoma and overriding royalty interests in Texas and Oklahoma.

          The  last three  property dispositions  closed on  September  30, 1996 between Enron Oil and Gas and the Registrant for total cash of $5,729,218 covering oil and gas properties located in Ellis, Roger Mills, Stephens, and Woodward Counties Oklahoma.

          There  is   no  material  relationship  between   the  Purchasers  and
Registrant or any of its affiliates, or with any directors, officers, or associate of any director or officer of the Registrant.

Item 7.   Pro Forma Financial Information and Exhibits.

          Effective May 1, 1996 and August 1, 1996, the Company sold its interests in approximately 130 producing wells in Texas and Oklahoma for cash totaling $8,043,657 to six different entities.

          The unaudited pro forma condensed consolidated balance sheet of Maynard Oil Company and Subsidiaries has been prepared as if the disposition of these assets occurred on June 30, 1996. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 1996 and for the year ended December 31, 1995 have been prepared as if the acquisition occurred at the beginning of the respective periods. The condensed consolidated pro forma information should be read in conjunction with the notes thereto. Such pro forma information is not necessarily indicative of the results which would have actually occurred had the transactions been in effect on the dates or the periods indicated or which may occur in the future.

          (b)  Pro Forma Financial Information.

                    INDEX TO PRO FORMA FINANCIAL INFORMATION

               Pro  Forma  Condensed  Consolidated  Balance   Sheet  (Unaudited)
               June 30, 1996

               Pro   Forma  Condensed   Consolidated  Statement   of  Operations
               (Unaudited) for the Year Ended December 31, 1995

               Pro   Forma  Condensed   Consolidated  Statement   of  Operations
               (Unaudited) for the Six Months Ended June 30, 1996

               Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

               Exhibits.

               2(a) Purchase and Sale  Agreement with  ROC Energy,  Inc.   dated
                    March 6, 1996 together with certain Exhibits and Schedules.

               2(b) Partial  Assignment  of  Purchase  and  Sale  Agreement  and
                    Consent to Partial Assignment of Purchase and Sale Agreement with ROC Energy, Inc. and Byrd Operating Company dated May 8, 1996 together with certain Exhibits and Schedules.

               2(c) Purchase and Sale Agreement with Javelina Energy, Inc. Dated
                    August 6, 1996 together with certain Exhibits and Schedules.

               2(d) Purchase and  Sale Agreement with Chatham  Oil Company dated
                    August   12,  1996  together   with  certain   Exhibits  and
                    Schedules.

               2(e) Purchase and Sale Agreement with BMC, Ltd. dated August  14,
                    1996 together with certain Exhibits and Schedules.

               2(f) Purchase  and Sale Agreement with Enron Oil & Gas Inc. Dated
                    September 12, 1996 together with certain Exhibits and Schedules.

               2(g) Purchase  and Sale Agreement with Enron Oil & Gas Inc. Dated
                    September 12, 1996 together with certain Exhibits and Schedules.

               2(h) Purchase  and Sale Agreement with Enron Oil & Gas Inc. Dated
                    September 12, 1996 together with certain Exhibits and Schedules.

                    The Registrant Agrees to provide copies of any Exhibits and Schedules upon request.


                               MAYNARD OIL COMPANY
                 Pro Forma Condensed Consolidated Balance Sheets
                                  June 30, 1996
                                   (Unaudited)

                                      Historical     Pro Forma    Pro Forma
                                        Amounts   Adjustments(a)   Amounts
                                      ----------  --------------  ---------
                                              (Thousands of Dollars)
ASSETS
Current assets:
   Cash and cash equivalents           $ 11,421       $ 6,664      $18,085
   Accounts receivable, and other
    current assets                        4,898          --          4,898
       Total current assets              16,319         6,664       22,983

Property and equipment, at cost:
   Oil and gas properties               111,160        (8,065)     103,095
   Other property and equipment             514          --            514
                                        111,674        (8,065)     103,609
   Less accumulated depreciation and
    amortization                        (53,400)        6,721      (46,679)
        Net property and equipment       58,274        (1,344)      56,930

                                        $74,593       $ 5,320      $79,913
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion, long-term debt      $ 5,000       $   --       $ 5,000
   Accounts payable, accrued expenses
     and other current liabilities        6,766           --         6,766
       Total current liabilities         11,766           --        11,766

Deferred income taxes                     2,012           --         2,012

Long-term debt                           18,750           --        18,750

Shareholders' equity:
   Common stock                             489           --           489
   Additional paid-in capital            18,831           --        18,831
   Retained earnings                     22,745          5,320      28,065
       Total shareholders' equity        42,065          5,320      47,385

                                        $74,593        $ 5,320     $79,913

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.


                               MAYNARD OIL COMPANY
            Pro Forma Condensed Consolidated Statement of Operations
                  For the Twelve Months Ended December 31, 1995
                                   (Unaudited)

                                                   Property
                                     Historical   Divestiture   Pro Forma
                                      Amounts     Adjustments    Amounts
                                     ----------   -----------   ---------
                             (Thousands of Dollars Except Per Share Amounts)
Revenues:
     Oil and gas sales                 $20,540     $(1,630)(b)   $18,910
     Interest and other                    672         419 (c)     1,091
     Gain (loss) on sale of assets         992       5,758 (d)     6,750
                                        22,204       4,547        26,751

Costs and expenses:
     Operating expenses                  8,444        (875)(b)     7,569
     Exploration, dry holes
       and abandonments                    609          --           609
     General and administrative            926          --           926
     Depreciation and amortization       6,880        (415)(b)     6,465
     Interest and other                    992          --           992
                                        17,851      (1,290)       16,561

       Income before income taxes        4,353       5,837        10,190

Income tax expense                       1,330       1,985 (g)     3,315

       Net income                      $ 3,023     $ 3,852       $ 6,875

Weighted average number of common
   shares outstanding                4,890,708                 4,890,708

Net income per common share              $ .62                     $1.41


See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.



                               MAYNARD OIL COMPANY
            Pro Forma Condensed Consolidated Statement of Operations
                     For the Six Months Ended June 30, 1996
                                   (Unaudited)

                                                  Property
                                    Historical    Divesture    Pro Forma
                                     Amounts *   Adjustments    Amounts
                                    ----------   -----------   --------
                               (Thousands of Dollars Except Per Share Amounts)
Revenues:
   Oil and gas sales                  $14,876    $(1,032)(e)    $13,844
   Interest and other                     232        173 (f)        405
   Gain (loss) on sale of assets            1         --              1
                                       15,109       (859)        14,250
Costs and expenses:
   Operating expenses                   5,027       (347)(e)      4,680
   Exploration, dry holes
     and abandonments                     186         --            186
   General and administrative             521         --            521
   Depreciation and amortization        4,728       (205)(e)      4,523
   Interest and other                     914         --            914
                                       11,376       (552)        10,824

     Income (loss) before income taxes  3,733       (307)         3,426

Income tax expense                      1,087       (104)(g)        983

   Net income                         $ 2,646     $ (203)       $ 2,443

Weighted average number of common
   shares outstanding               4,889,851                 4,889,851

Net income (loss) per common share      $ .54                     $ .50


*    Maynard's  Historical Statement of Operations for the Six Months ended June
     30, 1996  has been adjusted from  those amounts disclosed in  the 1996 Form
     10-Q to exclude the gain from oil and gas properties sold during May,  1996 and  also  to  exclude  the tax  expense  associated  with  this May,  1996
     disposition.   The effects of  this property disposition  have already been included  on the  Pro Forma  Consolidated Statement  of Operations  for the
     twelve months ended  December 31, 1995 which is reflected  on the Pro Forma
     Statement of Operations for the Twelve Months ended December 31, 1995.


                               MAYNARD OIL COMPANY
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

(a) Record cash from the sale of oil and gas properties received in August and September, 1996 and remove the related property asset balances from the accounts. Thus, the June 30, 1996 Pro Forma Balance Sheet is computed as if all the sales transactions were consummated at June 30, 1996.

(b) Reduce oil and gas revenues, lease operating expenses, and depreciation and amortization expense for the twelve months ended December 31, 1995 by the amounts related to the properties sold in 1996.

(c) Recognize additional interest income at an annual rate of 5.75 percent as if the property divestitures had occurred on January 1, 1995 and the proceeds generated by the sales were available at that date.

(d) Recognize the gain generated from the disposition of all the property groups as if the sale occurred at January 1, 1995.

(e) Reduce oil and gas revenues, lease operating expenses, and depreciation and amortization expense for the six months ended June 30, 1996 by the amounts related to the properties sold.

(f) Recognize additional interest income at an annual rate of 5.2 percent as if all the property divestitures had occurred January 1, 1995 and the proceeds generated by the sales were available at that date.

(g) Record the tax effect, at 34 percent for US Federal income taxes, of the pro forma adjustments relating to the property divestitures for the respective periods.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MAYNARD OIL COMPANY


                                        By:  /s/ Kenneth W. Hatcher
                                             ----------------------------
                                             Kenneth W. Hatcher
                                             Vice President of Finance

Dated:  October 15, 1996